INDEPENDENT AUDITORS' REPORT

To the Partners

Bartley Manor Limited Partnership

Middleton, Wisconsin

We have audited the accompanying balance sheets of Bartley Manor Limited Partnership as of December 31, 2004 and 2003, and the related statements of income and partners' capital and cash flows for the years then ended. These financial statements are the responsibility of the company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Bartley Manor Limited Partnership as of December 31, 2004 and 2003, and the results of its operations and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

In accordance with Government Auditing Standards and the Consolidated Audit Guide for Audits of HUD Programs issued by the U.S. Department of Housing and Urban Development, we have also issued a report dated January 14, 2005, on our consideration of the partnership's internal control, and reports dated January 14, 2005, on its compliance with specific requirements applicable to the major and nonmajor programs, and specific requirements applicable to Fair Housing and Non-Discrimination. The purpose of those reports is to describe the scope of our testing of internal control over financial reporting and compliance and the results of that testing, and not to provide an opinion on the internal control over financial reporting or on compliance. Those reports are an integral part of an audit performed in accordance with Government Auditing Standards and should be considered in assessing the results of our audit.

Our audits were conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information provided, as identified in the table of contents, is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

Madison, Wisconsin

January 14, 2005

Virchow, Krause & Company, LLP

Certified Public Accountants & Consultants • An Independent Member of Baker Tilley International

INDEPENDENT AUDITORS’ REPORT

To the Partners

Heritage Estates I Limited Partnership

St. Louis, Missouri

INDEPENDENT AUDITORS’ REPORT

We have audited the accompanying balance sheet of Heritage Estates I Limited Partnership, (A Missouri Limited Partnership) HUD Project No. 085-35179-PM (the “Partnership”) as of December 31, 2004 and 2003, and the related statements of profit and loss, changes in partners’ capital, and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in U.S. Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Heritage Estates I Limited Partnership, as of December 31, 2004 and 2003, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

In accordance with U.S. Government Auditing Standards, we have also issued a report dated January 21, 2005, on our consideration of Heritage Estates I Limited Partnership’s internal control over financial reporting and on our tests of its compliance with certain provisions of laws, regulations, contracts, grant agreements, and other matters. The purpose of those reports is to describe the scope of our testing of internal control over financial reporting and compliance and the results of that testing and not to provide an opinion on the internal control over financial reporting or on compliance. Those reports are an integral part of an audit performed in accordance with U.S. Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.

Our audit was conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The accompanying supplemental data as listed in the accompanying table of contents is presented for purposes of additional analysis and is not a required part of the basic financial statements of the Partnership. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated, in all material respects, in relation to the basic financial statements taken as a whole.

MPP &W, P.C.

January 21, 2005
St. Louis, Missouri	Certified Public Accountants

To the Partners

Heritage Estates Associates Phase II

St. Louis, Missouri

INDEPENDENT AUDITORS’ REPORT

We have audited the accompanying balance sheets of Heritage Estates Associates Phase II, (A Missouri Limited Partnership) HUD Project No. 085-35179-PM (the “Partnership”) as of December 31, 2004 and 2003, and the related statements of profit and loss, changes in partners’ capital, and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in U.S. Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Heritage Estates Associates Phase II, as of December 31, 2004 and 2003, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

In accordance with U.S. Government Auditing Standards, we have also issued a report dated January 21, 2005, on our consideration of Heritage Estates Associates Phase II’s internal control over financial reporting and on our tests of its compliance with certain provisions of laws, regulations, contracts, grant agreements, and other matters. The purpose of those reports is to describe the scope of our testing of internal control over financial reporting and compliance and the results of that testing and not to provide an opinion on the internal control over financial reporting or on compliance. Those reports are an integral part of an audit performed in accordance with U.S. Government Auditing Standards and should be read in conjunction with this report in considering the results of our audits.

Our audits were conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The accompanying supplemental data as listed in the accompanying table of contents is presented for purposes of additional analysis and is not a required part of the basic financial statements of the Partnership. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated, in all material respects, in relation to the basic financial statements taken as a whole.

MPP&W, P.C.

January 21, 2005
St. Louis, Missouri	Certified Public Accountants

To the Partners

Meadowlanes-II Associates Limited

Dividend Housing Association

We have audited the accompanying balance sheet of Meadowlanes-II Associates Limited Dividend Housing Association (A Michigan Limited Partnership), MSHDA Development No. 38, as of December 31, 2004 and the related statements of income, partners’ equity and cash flows for the year then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements referred to above present fairly, in all material respects, the financial position of Meadowlanes-II Associates Limited Dividend Housing Association (A Michigan Limited Partnership) at December 31, 2004, and the results of its operations, changes in partners’ equity and its cash flows for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

In accordance with Government Auditing Standards, we have also issued our report dated February 7, 2005 on our consideration of Meadowlanes-II Associates Limited Dividend Housing Association’s internal control over financial reporting and on our tests of its compliance with certain provisions of laws, regulations, contracts, and grant agreements and other matters. The purpose of that report is to describe the scope of our testing of internal control over financial reporting and compliance and the results of that testing, and not to provide an opinion on the internal control over financial reporting or on compliance. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be considered in assessing the results of our audit.

Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on pages 21 through 25 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

/s/ Reznick Group, P.C.

Bethesda, Maryland

February 7, 2005

Dauby O’Coimor & Zaieski

A Limited Liability Company

Certified Public Accountants

INDEPENDENT AUDITORS REPORT

To the Partners of

Villa Mirage I

(A California Limited Partnership)

We have audited the accompanying balance sheet of Villa Mirage I (a California Limited Partnership) as of December 31, 2005, and the related statements of operations, changes in partners' capital (deficit), and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit. The accompanying financial statements as of and for the year ended December 31, 2004, were audited by other auditors whose report dated January 11, 2005, expressed an unqualified opinion on those statements.

We conducted our audit in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States), auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards issued by the Comptroller General of the United States, and the requirements of the Audited Financial Statement Handbook for Multi-Family Rental Housing Financed by the California Housing Finance Agency. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Partnership's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Partnership's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Villa Mirage I (a California Limited Partnership) as of December 31,2005, and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

In accordance with Government Auditing Standards and the Audited Financial Statement Handbook for Multi-Family Rental Housing Financed by the California Housing Finance Agency, we have also issued reports dated January 20, 2006, on our consideration of Villa Mirage I's internal control and on our tests of its compliance with certain provisions of laws, regulations, contracts, and grants. Those reports are an integral part of an audit performed in accordance with Government Auditing Standards and the Audited Financial Statement Handbook for Multi-Family Rental Housing Financed by the California Housing Finance Agency and should be read in conjunction with this report in considering the results of our audit.

January 20, 2006	/s/ Dauby O’Connor & Zaleski, LLC
Carmel, Indiana	Certified Public Accountants

9025 River Road- Suite 400 * Indianapolis, Indiana 46240 * 317-848-5700 * Fax:317-815-6140

INDEPENDENT AUDITORS’ REPORT

To the Partners

VILLA MIRAGE I

(A Limited Partnership)

Sun Bernardino, California

We have audited the accompanying balance sheet of Villa Mirage I (A Limited Partnership). California Housing Finance Agency Development Number X3-12-S, as of December 31, 2004, and the related statements of operations, changes in partners’ deficit, and cash flows for the year then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial, statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require hat we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used arid significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Villa Mirage I (A Limited Partnership), California Housing Finance Agency Development Number 83-l2-S as of December 31, 2004, and the results of its operations and the changes in partners deficit and cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

In accordance with Government Auditing Standards, we have also issued reports dated January 11, 2005 on our consideration of Village Mirage I’s internal control structure and on its compliance with specific requirements applicable to major HUD programs, affirmative fair housing, and laws and regulations applicable to the financial statements. Those reports are an integral part of the audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.

Vienna, Virginia

January 11, 2005

Lead Auditor: Robert Kozak	EIN: 54-1639552

INDEPENDENT AUDITORS' REPORT

To the Partners

Village Green of Wisconsin Limited Partnership

Middleton, Wisconsin

We have audited the accompanying balance sheets of Village Green of Wisconsin Limited Partnership as of December 31, 2004 and 2003, and the related statements of operations and partners' capital and cash flows for the years then ended. These financial statements are the responsibility of the company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Village Green of Wisconsin Limited Partnership as of December 31, 2004 and 2003, and the results of its operations and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

In accordance with Government Auditing Standards and the Consolidated Audit Guide for Audits of HUD Programs issued by the U.S. Department of Housing and Urban Development, we have also issued a report dated January 14, 2005, on our consideration of the partnership's internal control, and reports dated January 14, 2005, on its compliance with specific requirements applicable to the nonmajor programs, and specific requirements applicable to Fair Housing and Non-Discrimination. The purpose of those reports is to describe the scope of our testing of internal control over financial reporting and compliance and the results of that testing, and not to provide an opinion on the internal control over financial reporting or on compliance. Those reports are an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.

Our audits were conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information provided, as identified in the table of contents, is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

Madison, Wisconsin

January 14, 2005

Virchow, Krause & Company, LLP

Certified Public Accountants & Consultants • An Independent Member of Baker Tilley International

INDEPENDENT AUDITORS' REPORT

To the Partners

Village Square Limited Partnership

Middleton, Wisconsin

We have audited the accompanying balance sheets of Village Square Limited Partnership as of December 31, 2004 and 2003, and the related statements of operations and partners' capital and cash flows for the years then ended. These financial statements are the responsibility of the company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Village Square Limited Partnership as of December 31, 2004 and 2003, and the results of its operations and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

In accordance with Government Auditing Standards and the Consolidated Audit Guide for Audits of HUD Programs issued by the U.S. Department of Housing and Urban Development, we have also issued a report dated January 14, 2005, on our consideration of the partnership's internal control, and reports dated January 14, 2005, on its compliance with specific requirements applicable to the nonmajor programs, and specific requirements applicable to Fair Housing and Non-Discrimination. The purpose of those reports is to describe the scope of our testing of internal control over financial reporting and compliance and the results of that testing, and not to provide an opinion on the internal control over financial reporting or on compliance. Those reports are an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.

Our audits were conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information provided, as identified in the table of contents, is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

Madison, Wisconsin

January 14, 2005

Virchow, Krause & Company, LLP

Certified Public Accountants & Consultants • An Independent Member of Baker Tilley International